SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 13, 1998




                              MEDCATH INCORPORATED
                            (Exact name of registrant
                          as specified in its charter)

       North Carolina                  0-25176                 56-1635096

(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)




 7621 Little Avenue, Suite 106, Charlotte, North Carolina 28226
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (704) 541-3228








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ITEM 5. OTHER EVENTS
--------------------

On March 13, 1998, MedCath Incorporated (the Company), announced that Kohlberg Kravis Roberts & Co. (KKR) and Welsh, Carson, Anderson & Stowe (Welsh, Carson) have signed a definitive agreement pursuant to which a new company formed by KKR and Welsh, Carson will acquire the Company in a merger for $19 per share in cash, or approximately $240 million.



EXHIBITS:

         99.1 - Press Release dated March 13, 1998




























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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          MEDCATH INCORPORATED



Date:  March 20, 1998                     By:       /s/  Richard J. Post
                                                   ---------------------------
                                                   Richard J. Post
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer































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